                                                                    EXHIBIT 10.1

                                    AMENDMENT
                                       TO
                            WEST POINTE BANCORP, INC.
                                       AND
                       WEST POINTE BANK AND TRUST COMPANY
                          SALARY CONTINUATION AGREEMENT
                                       FOR
                             BONNIE M. HETTENHAUSEN

      THIS AMENDMENT executed on this 30th day of September, 2004, by and between West Pointe Bancorp, Inc. and West Pointe Bank and Trust Company, a holding company and a state commercial bank located in Belleville, Illinois (the "Company") and Bonnie M. Hettenhausen (the "Executive").

      The Company and the Executive executed the West Pointe Bancorp, Inc. and West Pointe Bank and Trust Company Salary Continuation Agreement dated January 1, 2003 (the "Agreement"). Pursuant to the power of amendment reserved by
Article 7 of the Agreement, the undersigned hereby amend, in part, said Agreement for the purpose of increasing the Normal Retirement Benefit.
Therefore:

      Article 2, Section 2.1.1 shall be deleted in its entirety and replaced with Article 2, Section 2.1.1 below:

2.1.1 Amount of Benefit. The annual benefit under this Section 2.1 is Twenty-Nine Thousand Five Hundred Ninety-Seven Dollars ($29,597). The Company's Board of Directors, in its sole discretion, may increase the annual benefit under this Section 2.1.1; however, any increase shall require the recalculation of Schedule A.

      Schedule A of the Agreement shall be deleted in its entirety and replaced by the attached new Schedule A.

      IN WITNESS OF THE ABOVE, the Executive and the Company have agreed to this Amendment.

EXECUTIVE:                                  COMPANY:

                                            Name of bank

/s/ Bonnie M. Hettenhausen                  By /s/ Terry W. Schaefer
-----------------------------                  -----------------------
Bonnie M. Hettenhausen
                                            Title President and Chief Executive
                                                  Officer

CLARK CONSULTING                                             PLAN YEAR REPORTING

                   HYPOTHETICAL TERMINATION BENEFITS SCHEDULE

BONNIE M. HETTENHAUSEN
----------------------------------------------------------------------------------------------------------
DOB: 8/1/1944                         EARLY TERMINATION      DISABILITY      CHANGE OF CONTROL PRE-RETIRE.
Plan Anniv Date: 1/1/2005                                                                        DEATH
Normal Retirement: 8/1/2009, Age 65      Installment         Installment        Installment      BENEFIT
Payment: Monthly Installments        Payable Immediately Payable Immediately   Payable at 65   Installment
----------------------------------------------------------------------------------------------------------
                     Benefit Accrual          Based On            Based On           Based On   Based On
                      Level  Balance Vesting  Accrual    Vesting  Accrual    Vesting Benefit     Benefit
Period      Discount -------------------------------------------------------------------------------------
Ending        Rate     (1)     (2)     (3)      (4)        (5)      (6)        (7)     (8)         (9)
----------------------------------------------------------------------------------------------------------
May 2004(1)                   31,425      0%          0       0%         0     100%     29,597    29,597
                                     5/31/2004 Accrual Balance Rollover

Dec 2004      7.5%    29,597  53,338      0%          0       0%         0     100%     29,597    29,597
Dec 2005      7.5%    29,597  93,200      0%          0       0%         0     100%     29,597    29,597
Dec 2006      7.5%    29,597 136,157      0%          0       0%         0     100%     29,597    29,597
Dec 2007      7.5%    29,597 182,448      0%          0       0%         0     100%     29,597    29,597
Dec 2008      7.5%    29,597 232,333     20%      5,137      20%     5,137     100%     29,597    29,597
----------------------------------------------------------------------------------------------------------
Aug 2009      7.5%    29,597 267,724    100%     29,597     100%    29,597     100%     29,597    29,597
----------------------------------------------------------------------------------------------------------

         August 1, 2009 Retirement; September 1, 2009 First Payment Date

----------
(1)   The first line reflects just the initial values as of May 31, 2004.

* The purpose of this hypothetical illustration is to show the participant's annual benefit based on various termination assumptions. Actual benefits are based on the terms and provisions of the plan agreement executed between the company and participant and may differ from those shown.

Salary Continuation Plan                              Securities offered through
for West Pointe Bank &                                   Clark Securities, Inc.,
Trust Co. - Belleville, IL                             a wholly owned subsidiary
1000339 24239  188278 v5.34.20                            of Clark, Inc., member
08/12/2004:8 SCP-E.SD NB                                            NASD & SIPC,
                                                          Los Angeles, CA 90071,
                                                                  (213)486-6300.